EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Superior Financial Corp. (the “Company”) on Form 10-Q for the quarter ended on June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and to which this certification is furnished as an exhibit, I, Robert A. Kuehl, the principal financial officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003

/s/ Robert A. Kuehl
Robert A. Kuehl Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Superior Financial Corp. and will be retained by Superior Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.